United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 21, 2019

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.400% Senior Notes due 2021	FIS21A	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
0.125% Senior Notes due 2021	FIS21C	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
2.602% Senior Notes due 2025	FIS25A	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Underwriting Agreement Relating to EUR and GBP Senior Notes

On November 21, 2019, Fidelity National Information Services, Inc. (“FIS”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities plc, Merrill Lynch International, MUFG Securities EMEA plc, Wells Fargo Securities International Limited and the other several underwriters named therein, providing for the issuance and sale of €1 billion in aggregate principal amount of 0.125% Senior Notes due 2022, €625 million in aggregate principal amount of 0.625% Senior Notes due 2025, €625 million in aggregate principal amount of 1.000% Senior Notes due 2028 and £300 million in aggregate principal amount of 2.250% Senior Notes due 2029 (collectively, the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Underwriting Agreement is filed with reference to and hereby is incorporated by reference into the automatically effective Registration Statement on Form S-3ASR (File No. 333-232920) of FIS filed with the Securities and Exchange Commission (the “Commission”) on July 31, 2019 (the “S-3”). The Notes are being offered and sold pursuant to the S-3, as supplemented by a preliminary prospectus supplement dated November 21, 2019 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the “Securities Act”) on November 21, 2019, a free writing prospectus dated November 21, 2019 filed with the Commission pursuant to Rule 433 under the Securities Act on November 21, 2019, and a final prospectus supplement dated November 21, 2019 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on November 22, 2019. The closing of the Notes offering is expected to occur on December 3, 2019, subject to the satisfaction of customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 21, 2019.

101	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 21, 2019.

101	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: November 25, 2019

	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Corporate Executive Vice President and Chief Legal Officer